UNITED STATES SECURITIES AND EXCHANGE
 COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 13, 2010 (May 13, 2010)

Braintech, Inc.
(Exact Name of Registrant as Specified in its Charter)
Nevada	000-24911	98-0168932
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1750 Tysons Boulevard Suite 350 McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:   (703) 637-9780

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Clifford G. Butler, Owen L.J. Jones and James L. Speros resigned as members of the board of directors of the Company effective as of 5:30 p.m. Eastern time on May 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 13, 2010
BRAINTECH, INC.

		By:	/s/ Clifford G. Butler
Clifford G. Butler, Director

		By:	/s/ Owen L.J. Jones
Owen L.J. Jones, Director

		By:	/s/ James L. Speros
James L. Speros, Director